SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 10, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2006, providing for the issuance of Thornburg Mortgage Securities Trust 2006-4, Mortgage Loan Pass-Through Certificates, Series 2006-4)

        Thornburg Mortgage Securities Trust 2006-4
(Exact Name of Issuing Entity as Specified in its Charter)

   Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

  Thornburg Mortgage Home Loans, Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-129480	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                 No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust 2006-4 Mortgage Loan Pass-Through Certificates, Series 2006-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129480) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,649,002,100 the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-X, Class R, Class B-1, Class B-2 and Class B-3 Thornburg Mortgage Securities Trust 2006-4, Mortgage Loan Pass-Through Certificates, Series 2006-4 (the “Public Certificates”) on August 10, 2006. The Public Certificates were offered pursuant to the Prospectus, dated June 2, 2006, as supplemented by the Prospectus Supplement, dated August 8, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates. The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2006, among Structured Asset Securities Corporation, as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association, as trustee and custodian, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator. The “Certificates” consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-X, Class R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of adjustable rate and hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,663,981,912 as of July 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement, dated as of July 1, 2006, among Structured Asset Securities Corporation, as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association (“LaSalle”), as trustee and custodian, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Thornburg, as seller, and Structured Asset Securities Corporation, as purchaser.

99.1	Auction Administration Agreement, dated as of August 10, 2006, between Credit Suisse International and Wells Fargo

99.2	ISDA Master Agreement, Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of August 10, 2006, between Credit Suisse International and Wells Fargo

99.3	Cap agreement, dated as of August 10, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-4, relating to the Class A-1 Certificates.

99.4	Cap agreement, dated as of August 10, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-4, relating to the Class A-2A, Class A-2B and Class A-2C Certificates.

99.5
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated July 26, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.6
Reconstituted Servicing Agreement, dated as of July 1, 2006, by and among Thornburg, Wells Fargo, as servicer, Thornburg Mortgage Securities Trust 2006-4, and acknowledged by Wells Fargo, as master servicer, relating to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of May 1, 2006, between Bank of America, National Association (“B of A”) and Wells Fargo, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 25, 2006, among B of A, Wells Fargo and Thornburg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Mary Stone
Name: Mary Stone
Title: Vice President

Dated: August 10, 2006

EXHIBIT INDEX

Exhibit No.	Description
4.1
Trust Agreement, dated as of July 1, 2006, among Structured Asset Securities Corporation., as depositor, Wilmington Trust Company, as Delaware trustee, LaSalle Bank National Association (“LaSalle”), as trustee and custodian, Thornburg Mortgage Home Loans, Inc. (“Thornburg”), as seller and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

4.2	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Thornburg, as seller, and Structured Asset Securities Corporation, as purchaser.

99.1	Auction Administration Agreement, dated as of August 10, 2006 between Credit Suisse International and Wells Fargo.

99.2	ISDA Master Agreement, Schedule to ISDA Master Agreement, Schedule and swap confirmation, each dated as of August 10, 2006, between Credit Suisse International and Wells Fargo.

99.3	Cap agreement, dated as of August 10, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-4, relating to the Class A-1 Certificates.

99.4	Cap agreement, dated as of August 10, 2006, between The Royal Bank of Scotland plc and Thornburg Mortgage Securities Trust 2006-4, relating to the Class A-2A, Class A-2B and Class A-2C Certificates.

99.5
(a) Servicing Agreement, dated as of March 1, 2002, among Thornburg, as seller and servicer and Wells Fargo, as master servicer, as amended by the Amendment to Servicing Agreement, dated as of December 1, 2002, and as amended by the Second Amendment to Servicing Agreement, dated as of January 1, 2006, and (b) the Subservicing Acknowledgement Agreement, dated as of March 1, 2002, between Thornburg, as servicer, and Cenlar FSB, as sub-servicer (“Cenlar”), as amended by the Amendment to Subservicing Acknowledgement Agreement, dated as of December 1, 2002, and by the Second Amendment to Subservicing Acknowledgement Agreement, dated as of January 1, 2006, including the related Transfer Notice, dated July 26, 2006, from Thornburg, as seller, to Thornburg, as servicer, and Cenlar, as sub-servicer.

99.6
Reconstituted Servicing Agreement, dated as of July 1, 2006, by and among Thornburg, Wells Fargo, as servicer, Thornburg Mortgage Securities Trust 2006-4, and acknowledged by Wells Fargo, as master servicer, relating to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of May 1, 2006, between Bank of America, National Association (“B of A”) and Wells Fargo, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 25, 2006, among B of A, Wells Fargo and Thornburg.